Schedule of Investments
February 28, 2026
(Unaudited)

Units		Value
Master Limited Partnerships & Related Entities– 101.77%
Diversified–52.12%
Energy Transfer L.P.(a)	2,830,796	$53,332,197
Enterprise Products Partners L.P.(a)	1,216,714	43,972,044
MPLX L.P.(a)	1,016,641	59,920,820
TC Energy Corp. (Canada)(a)	176,338	11,350,877
		168,575,938
Gathering & Processing –21.78%
Hess Midstream L.P.(a)	637,177	24,646,007
Western Midstream Partners L.P.(a)	1,101,388	45,806,727
		70,452,734
Natural Gas Pipeline Transportation–2.43%
Enbridge, Inc. (Canada)(a)	148,037	7,866,686
Other Energy–9.64%
Kodiak Gas Services, Inc.(a)	155,505	8,485,908
Sunoco L.P.(a)	355,489	22,676,643
		31,162,551
Petroleum Pipeline Transportation–15.80%
Genesis Energy L.P.(a)	625,200	11,291,112
Plains All American Pipeline L.P.(a)	1,472,848	30,797,252
Plains GP Holdings L.P.(a)	399,652	9,008,156
		51,096,520
Total Master Limited Partnerships & Related Entities (Cost $210,218,037)		329,154,429
Shares
Common Stocks & Other Equity Interests–42.02%
Diversified–10.46%
ONEOK, Inc.(a)	203,135	16,813,464
Shares		Value
Diversified–(continued)
Williams Cos., Inc. (The)(a)	227,702	$17,013,893
		33,827,357
Gathering & Processing –18.39%
Archrock, Inc.(a)	145,652	5,145,885
Targa Resources Corp.(a)	230,475	54,346,005
		59,491,890
Natural Gas Pipeline Transportation–1.30%
Kinetik Holdings, Inc.(a)	92,652	4,214,739
Other Energy–11.87%
Cheniere Energy, Inc.(a)	68,683	16,190,644
Kinder Morgan, Inc.(a)	334,872	11,141,191
Sunococorp LLC(a)	184,385	11,042,818
		38,374,653
Total Common Stocks & Other Equity Interests (Cost $93,194,327)		135,908,639

Money Market Funds–0.78%
Invesco Government & Agency Portfolio, Institutional Class, 3.59%(b)(c)	884,244	884,244
Invesco Treasury Portfolio, Institutional Class, 3.56%(b)(c)	1,642,166	1,642,166
Total Money Market Funds (Cost $2,526,410)		2,526,410
TOTAL INVESTMENTS IN SECURITIES—144.57% (Cost $305,938,774)		467,589,478
BORROWINGS–(32.46)%		(105,000,000)
OTHER ASSETS LESS LIABILITIES–(12.11)%		(39,157,561)
NET ASSETS–100.00%		$323,431,917
Notes to Schedule of Investments:
(a)
As of February 28, 2026, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $309,773,260 as of February 28, 2026. The loan agreement requires continuous collateral whether the loan has a balance or not.

(b)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended February 28, 2026.

	Value November 30, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value February 28, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$5,138,666	$10,656,495	$(14,910,917)	$-	$-	$884,244	$52,201
Invesco Treasury Portfolio, Institutional Class	9,543,238	19,790,631	(27,691,703)	-	-	1,642,166	95,986
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	502,373	5,495,178	(5,997,551)	-	-	-	6,831*
Invesco Private Prime Fund	1,288,779	14,047,516	(15,336,295)	-	-	-	18,964*
Total	$16,473,056	$49,989,820	$(63,936,466)	$-	$-	$2,526,410	$173,982

*	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	The rate shown is the 7-day SEC standardized yield as of February 28, 2026.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco SteelPath MLP Alpha Plus Fund

Notes to Quarterly Schedule of Portfolio Holdings
February 28, 2026
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of February 28, 2026, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco SteelPath MLP Alpha Plus Fund